Commonwealth Annuity and Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210	* 800.366.1492	—Commonwealth
Southborough, MA 01772		Select Life Plus/VUL
508-460-2400 — phone		Survivorship
508-460-2401 — fax	* 800.533.7881	—Commonwealth
Annuity VUL 2001

ANNUAL REPORT — 12/31/2013

FOR CONTRACT HOLDERS OF:	COMMONWEALTH ANNUITY SELECT LIFE PLUS, COMMONWEALTH ANNUITY VUL 2001, VUL SURVIVORSHIP

March 17, 2014

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	SEPARATE ACCOUNT IMO 1940 Act Registration Number: 811-09529 1933 Act Registration Numbers: 333-84879, 333-90995 CIK: 0001091476 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate  Account IMO, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	February 28, 2014
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 28, 2014
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	February 24, 2014
DWS Investments VIT Funds (Class A)	1006373	February 26, 2014
DWS Variable Series II (Class A)	810573	February 26, 2014
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 21, 2014
Fidelity Variable Insurance Products Fund II (Initial and Service Class 2)	831016	February 21, 2014
Fidelity Variable Insurance Products Fund III (Initial and Service Class 2)	927384	February 21, 2014
Fidelity Variable Insurance Products Fund V (Service Class)	823535	February 21, 2014
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 5, 2014
MFS® Variable Insurance TrustSM (Service Class)	918571	February 28, 2014
Oppenheimer Variable Account Funds (Service Shares)	752737	February 26, 2014
Pioneer Variable Contracts Trust (Class II)	930709	February 27, 2014
T. Rowe Price International Series, Inc.	918292	February 19, 2014

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Scott D. Silverman
Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772